Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as principal executive officer and principal financial officer of CombinatoRx, Incorporated (the “Company”), do hereby certify that to their knowledge:

1)                                     the Company’s Form 10-Q for the fiscal quarter ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)                                     the information contained in the Company’s Form 10-Q for the fiscal quarter ended March 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Alexis Borisy
/s/ Alexis Borisy
President and Chief Executive Officer
(principal executive officer)

/s/ Robert Forrester
Robert Forrester
Executive Vice President and Chief Financial Officer
(principal financial officer)

Dated: May 11, 2006